Exhibit 10.8

SECOND AMENDMENT TO RESTRUCTURING SUPPORT

AGREEMENT

This SECOND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT (this “Amendment”), dated as of October 3, 2011, is by and between Horizon Lines, Inc. (the “Parent”), a corporation duly organized and existing under the laws of the State of Delaware, and all of its subsidiaries and any successors thereto (collectively with the Parent, the “Company”) and the holder set forth on the signature page (the “Exchanging Holder”) of the 4.25% convertible senior notes due 2012 (the “Notes”) issued under the Indenture, dated as of August 8, 2007 (as amended, supplemented, or modified from time to time, the “Indenture”), by and between the Parent, as issuer, and The Bank of New York Trust Company, N.A., as Trustee, in the aggregate principal amount of $330,000,000.00. Capitalized terms not herein defined shall have the meanings set forth in the RSA (as defined below).

RECITALS

WHEREAS, the Company and the Exchanging Holder are party to that certain Restructuring Support Agreement dated as of August 26, 2011 (as amended modified, or supplemented from time to time, the “RSA”); and

WHEREAS, the Company has requested that the Exchanging Holder amend the RSA and the Exchanging Holder has agreed to amend the RSA in accordance with and subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

1. Amendments to the RSA.

1.1 Section 26 of the RSA is hereby amended and restated in its entirety as follows:

“Section 26. Corporate Governance and Management/Employee Incentive Plan

The Company acknowledges that the terms set forth in the Restructuring Term Sheet under the Headings “Corporate Governance” and “Management/Employee Incentive Plan” will not be satisfied as of the Effective Date. As a result thereof, the Company covenants and agrees that it shall:

(i) with respect to those seven (7) candidates who will be designated by the Exchanging Holder(s) (each a “Holder Designee”) to the Company’s board of directors (the “Board”, each director a “Director”), in the period between the closing of the Exchange Offer and the Effective

Date, nominate and subsequently elect (subject to the Company’s customary due diligence process) all seven Holder Designees to the Board as promptly as possible after the Effective Date but, in any event, by the earlier to occur of (x) October 27, 2011 and (y) the first meeting of the Company’s shareholders that occurs following the Effective Date (the “Meeting”);

(ii) if any Holder Designee is not timely elected as set forth in clause (i) above, then the Company shall nominate the Holder Designees as a slate of director candidates for approval by the shareholders at the Meeting (subject to the Company’s customary due diligence process);

(iii) use reasonable best efforts to cause the Board to expand to comprise eleven (11) Directors;

(iv) use reasonable best efforts to cause the Holder Designees to comprise a majority of Directors of the Board at or prior to the Meeting;

(v) use reasonable best efforts to implement a 1 to 25 reverse share split at the Meeting;

(vi) not adopt or propose any management incentive plan or make any grants of stock, options or other compensation under any management incentive plan until such time as all of the appointments and other actions set forth in subclauses (i) and (ii) above shall have been effectuated; provided, however, that any management incentive plan thereafter approved and implemented by the Company shall be consistent in all respects with the terms set forth in the Restructuring Term Sheet;

(vii) if any Holder Designee is not elected to the Board at or prior to the Meeting, then the Holder Designees who have been so elected as Directors shall nominate and elect one or more candidates as necessary for the Holder Designees elected pursuant to this subclause (vii), together with the Holder Designees elected pursuant to subclauses (i) and (ii) above, to constitute a majority of Directors of the Board; and

(viii) in the event the Board is unable to agree on the four existing Directors (excluding Holder Designees) to remain on the Board following the Effective Date, the Company shall use its reasonable best efforts to cause the terms of the existing Directors in a class with the longest term expiry to terminate, it being understood, however that this clause (viii) shall not apply to the chairman of the Board in office as of the Effective Date.

2. Effectiveness. In accordance with Section 16 of the RSA, this Amendment shall be effective and binding upon the Company and the undersigned Exchanging Holder as of the date (the “Amendment Effective Date”) on which: (i) the Company shall have executed and delivered counterpart signature pages of this Amendment to counsel to the Exchanging Holders and (ii) at least two-thirds of the Exchanging Holders, each of which is a party to a Similar RSA, shall have executed and delivered counterpart signature pages of this Amendment to counsel to the Company.

3. Representations and Warranties. Each Party hereby represents and warrants that as of the Amendment Effective Date, the representations and warranties contained in Section 8 of the RSA are true and current in all material respects on and as of Amendment Effective Date (and after giving pro forma effect to the Transactions) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

4. Effect Upon RSA. Except as specifically set forth herein, the RSA shall remain in full force and effect and is hereby ratified and confirmed. The parties hereto specifically acknowledge and agree that the RSA, as hereby amended, is in full force and effect in accordance with its respective terms and has not been modified, except pursuant to this Amendment. This Amendment shall be deemed to be Definitive Documentation for all purposes under and in connection with the RSA and the other Definitive Documentation and shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. All references to the “RSA” in the Definitive Documentation shall mean and refer to the RSA, as modified by this Amendment.

5. Counterparts. This Amendment may be executed in one or more counterparts, each of which, when so executed, shall constitute the same instrument and the counterparts may be delivered by facsimile transmission or by electronic mail in portable document format (.pdf).

6. Headings. The headings of the sections, paragraphs and subsections of this Amendment are inserted for convenience only and shall not affect the interpretation hereof.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to such state’s choice of law provisions which would require the application of the law of any other jurisdiction.

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

HORIZON LINES, INC.

By:
Name:
Title:

HORIZON LINES HOLDING CORP.

By:
Name:
Title:

HORIZON LINES, LLC

By:
Name:
Title:

HORIZON LINES OF PUERTO RICO, INC.

By:
Name:
Title:

HAWAII STEVEDORES, INC.

By:
Name:
Title:

Signature Page to Second Amendment to Restructuring

Support Agreement

HORIZON LOGISTICS, LLC

By:
Name:
Title:

H-L DISTRIBUTION SERVICE, LLC

By:
Name:
Title:

HORIZON LINES OF ALASKA, LLC

By:
Name:
Title:

HORIZON LINES OF GUAM, LLC

By:
Name:
Title:

HORIZON LINES VESSELS, LLC

By:
Name:
Title:

Signature Page to Second Amendment to Restructuring

Support Agreement

SEA-LOGIX, LLC

By:
Name:
Title:

AERO LOGISTICS, LLC

By:
Name:
Title:

HORIZON SERVICES GROUP, LLC

By:
Name:
Title:

Signature Page to Second Amendment to Restructuring

Support Agreement

EXCHANGING HOLDER:

[INSERT NAME OF EXCHANGING HOLDER ]

By:
Name:
Title:

Signature Page to Second Amendment to Restructuring

Support Agreement